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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                   FORM 8-K

                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934

                          Date of Report: June 12, 2001


                      Equity Technologies & Resources, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             00-17520                             75-2276137
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     (Commission File Number)        (IRS Employer Identification Number)


            Suite 304, 1050 Chinoe Rd.  Lexington, KY    40502
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            (Address of Principal Executive Offices)  (Zip Code)


                               (859) 268-4446
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              (Registrant's Phone Number, Including Area Code)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         N/A

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         See Item 5. Other Events.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         N/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         N/A

ITEM 5.  OTHER EVENTS

         THE COMPANY

         Equity Technologies & Resources Inc. (the "Company") is a Delaware corporation. It is a public corporation trading under the symbol "ETCR" listed on the OTC BB exchange. It is a development stage company which was previously engaged in the exploration and mining of certain metals and minerals. The company ceased mining activity in December, 1996.

         The defining characteristic of Equity Technologies and Resources, Inc. ("Equity Technologies" or "Company") is now its core business, which is that of a technology company providing prescription safeguards for the healthcare industry. The Company continues to be a holding company for its wholly owned subsidiary Verified Prescription Safeguards, Inc.. Equity Technologies has acquired a broadly applicable business which utilizes a practical business model and advanced technology in an entirely new arena to address the growing use of prescription drugs. Verified Prescription Safeguards, Inc. ("VPS") has designed a unique web portal which will have significant impact in reducing or virtually eliminating prescription fraud, forgery, abuse and negligence. It has developed a secure system that utilizes the technology of the Internet and its own proprietary software, creating a fully secure link between doctors' offices and pharmacies to facilitate prescription transmissions.

         To further enhance the business of Equity Technologies and VPS, another wholly owned subsidiary, ETCR M & A, Inc., a Florida corporation, has been formed. The purpose of this company is to facilitate mergers and acquisitions in the healthcare industry for the benefit of VPS. ETCR M & A., Inc. has been funded, initially, with restricted common stock of the parent company, Equity Technologies.

         Equity Technologies recently sold $15,000,000.00 face value in preferred stock to Growth Fund Partnership, Inc., a Florida corporation, which is a diversified asset holding company, in exchange for $15,000,000.00 in agreed value of Growth Fund common stock. The company intends to use the asset backed common stock to anchor a credit facility to provide equity for the development of Verified Prescription Safeguards, Inc. patent pending system for electronically transmitting prescriptions designed for protection against prescription fraud, forgery, counterfeiting, and abuse.

         Equity Technologies will continue to provide central corporate functions Consisting of strategy development, financial allocations, marketing support, acquisitions, mergers, spin-offs, filling key management positions and maintaining constructive dialogue with shareholders and the public.

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

         MANAGEMENT

         Frank G. Dickey, Jr. is the President of Equity Technologies & Resources, Inc.. In his tenure in this position he has re-structured and re-focused the direction of the Company. Drawing on his legal background and experience, Mr. Dickey has organized a strategic management holding company, with a core business well suited for the market and the healthcare industry.

         Robert B. Leff is the President/Chief Executive Officer of Verified Prescription Safeguards, Inc. He is an attorney. In developing VPS and designing the web portal, Mr. Leff called upon the technical experience of others as well as his own experience as C.E.O. of an Internet Service Provider.

ITEM 6:  RESIGNATION OF REGISTRANT'S DIRECTORS

         N/A

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial statements of business required
              N/A

         (b)  Pro forma financial information
              N/A

         (c)  Exhibits

              N/A

ITEM 8.  CHANGE IN FISCAL YEAR

         N/A

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                                 SIGNATURES
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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY TECHNOLOGIES & RESOURCES, INC.



By:  /s/ Frank G. Dickey, Jr.
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    Frank G. Dickey, Jr.
    Title: President

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